Exhibit 10.28

                      SISKON GOLD CORPORATION

                    (A California Corporation)

             ________________________________________

                 PROJECT FINANCE CONVERTIBLE NOTE
                $500,000 AGGREGATE PRINCIPAL AMOUNT
                       DUE NOVEMBER 15, 1998
             ________________________________________

            NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON
    CONVERSION HEREOF AS PROVIDED HEREIN HAVE BEEN REGISTERED UNDER THE
      SECURITIES ACT OF 1933 OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. TRANSFER OF THIS NOTE AND SUCH SECURITIES IS RESTRICTED
                          PURSUANT TO SUCH LAWS.


                                           Sacramento, California
$500,000                                             May 17, 1996

     1.   NOTE.

     1.1. SISKON GOLD CORPORATION, a California corporation having its principal office at 350 Crown Point Circle, Suite 100, Grass Valley, California (the "Company"), hereby promises to pay to the order of CARL SEAMAN, having an address at 63 Hunting Ridge Road, Greenwich, Connecticut 06831 (the "Holder") the principal amount of Five Hundred Thousand Dollars ($500,000) on November 15, 1998 (the "Due Date") together with interest from May 17, 1996, at ten percent (10%) per annum on the outstanding principal and interest, if any, until paid or converted. Payments of interest only shall be paid annually on the first day of November of each year. Payments shall be made to the Holder as follows:

     (a) SHARES: The first two payments of interest (i.e., the payments due on November 1, 1996, and November 1, 1997) may be paid to the Holder in shares of the Company's fully paid and nonassessable Class A Common Stock (the "Shares") (or, in the event of a merger, recapitalization or like transaction, the equivalent capital stock for which such number of shares shall be exchanged or exchangeable or converted or convertible), which Shares shall be subject to registration before subsequent transfer or sale by the Holder. The exact number of Shares to be delivered to the Holder in payment of the accrued interest shall be determined by dividing the accrued interest by ONE DOLLAR AND 75/100THS ($1.75) per Share (regardless of the then market price of such Shares). If the Company at any time, or from time to time, shall cause an "Event" (as defined in Section 3.3) to affect the number of Shares outstanding or required to be reserved for issuance to pay interest as required under this Note, then the number of Shares to be delivered to Holder shall be calculated according to the following formula:

                   [ (I/$1.75) = S1 ] x X/Y = S2

          defining the variables in such formula as:
               I    =    the amount of accrued Interest then due;
               S1   =    the number of Shares that would have  been  issued
                         at $1.75 per Share but for the Event;
               S2   =    the number of Shares to be issued;
               X    =    the  number of Shares outstanding on the date  the
                         Event is effective; and
               Y    =    the number of Shares outstanding immediately prior
                         to the Event.

          (FOR EXAMPLE, IF I = $300,000 AND THE "EVENT" IS A STOCK SPLIT DOUBLING THE NUMBER OF OUTSTANDING SHARES, THEN:

                   [ (I/$1.75) = S1 ] X X/Y = S2

          WOULD BE SOLVED:
          [ ($300,000/$1.75) = 171,428.57 ] X 2/1 = 342,857
          AND 342,857 SHARES WOULD BE ISSUED TO THE HOLDER.)

     (b) CASH: the third payment of interest (and all subsequent payments of interest, if any), shall be paid to the Holder in lawful money of the United States at Holder's principal address identified above, or at such other place as the Holder may specify in writing. In addition, the first and second payments of interest due on November 1, 1996 and November 1, 1997, respectively, may also be paid to the Holder, at the election of the Company, in lawful money of the United States.

          1.2. In the event the Company does not make when due any payment of principal or interest required to be made hereunder, the Company will pay, on demand, interest on the amount of any overdue payment of principal or interest for the period following the Due Date, at a rate of fourteen percent (14%) per annum or the maximum interest rate permitted by California law, whichever is lower.

     2.   DEFAULT.

     In the event of an occurrence of any event of default specified below ("Event of Default"), the principal and all accrued interest on this Note shall, at the election of Holder, become immediately due and payable without notice, except as specified below. The occurrence of any of the following events shall constitute an Event of Default under this Note:

          2.1. If the Company fails to make, on or before any due date in the manner required herein any payment of principal or interest due under the terms of this Note, and such failure has not been cured within ten (10) days following the due date thereof.

          2.2 If the Company shall default in the observance or performance of any covenant contained in or provision of the Project Finance Loan Agreement between the Company and the Holder of even date herewith or the Deed of Trust or Assignment of Rents and Leases of even date herewith between the Company and the Holder relating to the property known as the San Juan Property located in Nevada County, California, or the Deed of Trust or Assignment of Rents and Leases of even date herewith between the Company and the Holder relating to property known as the Big Horn Property located in Los Angeles County, California, as the same may be amended from time to time, and which default has not been cured within twenty (20) days of the receipt by the Company of written notice thereof from or on behalf of the Holder.

          2.3 If a default shall occur in the payment of any principal, interest or premium with respect to any indebtedness for borrowed money or any obligation which is the substantive equivalent thereof (including, without limitation, obligations under conditional sales contracts, finance leases and the like) of the Company or under any agreement or instrument under or pursuant to which any such indebtedness or obligation may have been issued, created, assumed, guaranteed or secured by the Company, or any agreement or instrument executed in connection with any of the foregoing, including without limitation any security agreement or pledge agreement or other agreement of any nature or description, and such default shall continue for more than the period of grace, if any, therein specified, or if any such indebtedness shall be declared due and payable prior to the stated maturity thereof and which has not been cured within twenty (20) days of the receipt by the Company of written notice thereof from or on behalf of the Holder.

          2.4 If the Company shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or

          2.5 If a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Company or of the whole or any substantial part of its properties, or approve a petition filed against the Company seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Company or of the whole or any substantial part of its properties; or if there is commenced against the Company any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of thirty (30) days of the receipt by the Company of a written notice thereof; or if the Company by any act indicates its consent to or approval of any such proceeding or petition; or

          2.6 If (i) any judgment, remaining unpaid, unstayed or undismissed for a period of thirty (30) days is rendered against the Company which by itself or together with all other such judgments rendered against the Company remaining unpaid, unstayed or undismissed for a period of thirty (30) days, is in excess of $200,000, or (ii) there is any attachment or execution against the Company's properties remaining unstayed or undismissed for a period of thirty (30) days which by itself or together with all other attachments and executions against the Company's properties remaining unstayed or undismissed for a period of thirty (30) days is for an amount in excess of $200,000.

     3.   CONVERSION.

     The Holder of this Note shall have conversion rights as follows:

     3.1. RIGHT TO CONVERT. The principal amount of this Note, together with accrued but unpaid interest, shall be convertible, at the option of the Holder on one or more occasions at any time immediately following the date of this Note through, and including, the Due Date into shares (subject to adjustment pursuant to Section 3.4) of the Company's fully paid and nonassessable Class A Common Stock ("Shares") (or, in the event of a merger, recapitalization or like transaction, the equivalent capital stock for which such number of Shares shall be exchanged or exchangeable or converted or convertible). The exact number of Shares into which such principal and accrued interest is convertible shall be determined by dividing the amount of principal and accrued interest by the then effective Conversion Price (as defined in Section 3.2). Upon conversion into Shares, the amount of principal and accrued interest which is converted into Shares shall be discharged.

     3.2. CONVERSION PRICE. Subject to adjustment pursuant to Section 3.3 hereof, the Conversion Price at which Shares shall be issuable upon conversion under Section 3.1 of this Note shall be
$1.75 per Share. However, in the event that the Company issues any Shares or other securities convertible into Shares at a price of less than $1.75 per Share at any time during which this Note is outstanding, (the "Underpriced Shares"), then the Conversion Price under this Note shall be adjusted downward to match the price at which such Underpriced Shares were sold.

     3.3. ADJUSTMENT TO THE CONVERSION PRICE. If the Company at any time, or from time to time, shall by reason of capital reorganization, combination, stock split, reverse stock split, stock dividend or like event (the "Event") affect the number of Shares outstanding or required to be reserved for issuance upon conversion of this Note, then the Conversion Price shall be adjusted to be the product of the Conversion Price and the fraction (x/y), the numerator (x) of which shall be the number of Shares outstanding or required to be reserved for issuance upon conversion of this
Note immediately prior to the Event, and the denominator (y) of which shall be the number of Shares outstanding or required to be reserved for issuance upon conversion of this Note on the date such Event is effected.

     3.4. ADJUSTMENT OF NUMBER OF SHARES. If the Company at any time, or from time to time, effects an Event (as defined in Section 3.3) which affects the number of Shares outstanding or required to be reserved for issuance upon conversion of this Note, then the number of Shares into which this Note is convertible shall be adjusted to be the product of the number of Shares into which this Note is convertible at the date of this Note and the fraction (x/y), the numerator (x) of which shall be the number of Shares outstanding or required to be reserved for issuance upon conversion of this Note on the date such Event is effected, and the denominator (y) of which shall be the number of Shares outstanding or required to be reserved for issuance upon conversion of this Note immediately prior to the Event.

     3.5. MECHANICS OF CONVERSION. Before the Holder shall be entitled to convert this Note into Shares, it shall surrender this Note duly endorsed, and shall deliver to the Company a Notice of Conversion (in the form as attached hereto as EXHIBIT A and incorporated herein by this reference) at the office of the Company, and shall state therein the amount or amounts in which the certificate or certificates for Shares are to be issued. The Company shall, as soon as practicable thereafter, but in no event more than ten (10) days, issue and deliver to the Holder at the address designated by the Holder, a certificate or certificates for the number of Shares to which the Holder shall be entitled as aforesaid, a statement indicating the manner in which any adjustments pursuant to Sections 3.3 and 3.4 have been made, and a new note for the remaining unpaid principal with all other terms and conditions in the same form as the Note surrendered hereunder. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note and the Holder shall be treated for all purposes as the record holder or holders of such Shares as of such date. All Shares issuable upon conversion of this Note shall be fully paid and nonassessable.

     3.6. FRACTIONAL SHARES. In no event shall the Company issue any certificate evidencing any fraction of a Share, but in lieu thereof shall pay cash for such fraction at the then effective Conversion Price.

     3.7. RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued Shares, solely for the purpose of effecting the conversion of this Note, the full number of whole Shares then deliverable upon the conversion of the entire principal amount of this Note at the time outstanding. The Company shall take at all times such corporate action as shall be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the conversion of this Note in accordance with the provisions hereof.

     4.   SECURITY.

     This Note is made in consideration of an advance of funds by Holder to the Company subject to the terms and conditions of the Project Finance Loan Agreement effective as of May 17, 1996 between the Company and the Holder (the "Project Finance Loan Agreement). The Company's obligations hereunder are secured by the grant to the Holder of a security interest in certain assets of the Company in accordance with the terms and conditions set forth in the Deed of Trust and Assignment of Rents and Leases of effective as of May 17, 1996 entered into between the Company and the Holder relating to the property known as the San Juan Property located in Nevada County, California as more fully described therein, and as may be amended from time to time, a form of which is attached as EXHIBIT B to the Project Finance Loan Agreement, and another Deed of Trust and Assignment of Rents and Leases of effective as of May 17, 1996 entered into between the Company and the Holder relating to the property known as the Big Horn Property located in Los Angeles County, California as more fully described therein, and as may be amended from time, a form of which is attached as EXHIBIT C to the Project Finance Loan Agreement.

     5.   PREPAYMENT/NOTICE OF CERTAIN EVENTS.

     The Company shall have the right to prepay this Note at any time before maturity by paying the principal amount of this Note together with all accrued but unpaid interest; provided, however, that the Company shall give the Holder not less than ninety (90) days prior written notice of its intent to prepay this Note. The Holder may convert this Note into Shares at any time following delivery of such notice until receipt by the Holder of payment in full of the amounts due under this Note. The Company shall provide the Holder with not less than thirty (30) days prior written notice (and in no event less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto) of any merger, consolidation, buy-out, dividend, stock dividend or other event or transaction affecting the Shares which may be acquired upon the conversion of this Note.

     6.   SECURITIES LAW COMPLIANCE

          6.1. RESTRICTIONS ON TRANSFER. The Holder understands that the right of conversion of this Note is subject to full compliance with the provisions of all applicable securities laws and the availability thereunder upon any conversion of any exemption from registration thereunder for such conversion or registration thereunder as provided in the Project Finance Loan Agreement, and that the certificate or certificates evidencing such Shares shall bear a legend to the following effect:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE SAID ACT OR LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED THEREUNDER."

          6.2. REGISTRATION RIGHTS. Holder shall have the right to have the shares of the Company's Class A Common Stock issuable to Holder on conversion of this Note and the shares issued in payment of interest registered under and in accordance with the provisions of the Securities Act of 1933, as amended, as provided for in Section 6 of the Project Finance Loan Agreement.

     7.   NOTICES.

     Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by United States Mail, registered or certified, return receipt requested, postage prepaid, or sent by telecopy facsimile with a copy sent by recognized national overnight delivery service, and shall be deemed effectively given upon personal delivery or on the earlier of actual receipt or five (5) days after deposit with the United States Postal Service, postage prepaid. For the purposes hereof, the address of the Holder and the address of the Company shall be as reflected in the Project Finance Loan Agreement. Both the Holder and the Company may change the address for service by written notice to the other as herein provided.

     8.   NO WAIVER;  RIGHTS AND REMEDIES CUMULATIVE.

     No failure on the part of the Holder to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Company and the Holder.

     9.   COSTS AND EXPENSES.

     The Company shall reimburse the Holder for all costs and expenses incurred by the Holder in connection with the preparation, execution and closing of this Note and the Deeds of Trust and Assignments of Rents and Leases, and shall pay the reasonable fees and disbursements of counsel to the Holder in connection with the enforcement of the Holder's rights hereunder.

     10.  AMENDMENTS.

     No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Company therefrom shall be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     11.  SUCCESSORS AND ASSIGNS.

     This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Holder and their successors and assigns, including subsequent holders hereof.

     12.  SEVERABILITY.

     The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

     13.  WAIVER OF NOTICE.

     The Company hereby waives presentment, demand for payment, notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     14.  GOVERNING LAW.

     This Note has been executed in and shall be governed by the laws of the State of California without regard to the conflicts of law provisions thereof.

     15.  NOTEHOLDER IS NOT A SHAREHOLDER.

     No Holder of this Note, solely by virtue of the ownership of this Note, shall be considered a shareholder of the Company for any purpose, nor shall anything in this Note be construed to confer on any Holder of this Note any rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.

     16.  TRANSFER, EXCHANGE AND REPLACEMENT OF NOTE.

     This Note and any payment of principal or interest due hereunder is transferable, negotiable and assignable at the option of the Holder hereof. Upon surrender of this Note to the Company, the Company shall execute and deliver, at its expense, one or more new Notes of such denominations and in such names, as requested by the Holder of the surrendered Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation, or destruction of any Note, the Company will make and deliver a new Note, of like tenor, at the request of the Holder of such Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed by its officers, hereunto duly authorized to be effective as of the date first written above.


                              SISKON GOLD CORPORATION



                              By  TIMOTHY A. CALLAWAY
                                 Timothy A. Callaway, President




ATTEST:

 CLAUDIA MACK
Claudia Mack, Secretary

                                EXHIBIT A


                           NOTICE OF CONVERSION


     The undersigned holder of a Project Finance Convertible Note (the

"Note") due November 15, 1998, in the original principal amount of Five

Hundred Thousand Dollars ($500,000) of Siskon Gold Corporation (the

"Company") hereby exercises the option to convert the Note into ___________

shares of Class A Common Stock of the Company in accordance with the terms of the Note, and directs that the shares issuable upon the conversion be issued in the undersigned's name and delivered to the undersigned as soon as practicable.

     The number of shares to be received in the conversion is

________________, and after the conversion the principal amount and accrued interest remaining outstanding on the Note is $_______________.





Date:__________________       _________________________________




Date:__________________       _________________________________